FOURTH QUARTER 2018 EARNINGS CONFERENCE CALL PRESENTATION 1

SAFE HARBOR This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. 2

PANGAEA LOGISITICS SOLUTIONS LTD. Logistics services and integrated chartering solutions provide attractive returns 3

PANGAEA LOGISITICS SOLUTIONS LTD. Pangaea concentrates on cargo movements to: • Identify movements that require our expertise in logistics and operations • Capitalize on movements where we can utilize our specialized fleet • Reduce ballast legs and other costs • Assist customers in unique or difficult trades Allowing Pangaea to capture additional freight margin for the valued services it provides 4

BUSINESS HIGHLIGHTS Q4-2018 Results (1) •Adjusted EBITDA of $12.2 million Consistent •Income from operations of $7.7 million •Net loss of $0.6 million reflects unrealized loss on Performance derivatives of $4.3 million Fleet Working Fleet •20 drybulk ships and one barge in owned and controlled fleet Operations •Operating 47 vessels on average during Q4-2018 Extensive and varied •6 million tons loaded, 128 voyages performed for experience 73 clients 1) Adjusted EBITDA is a non-GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and leaseback of vessel, and when applicable, loss on impairment of vessels and certain non-recurring items. 5

DRIVERS OF PERFORMANCE Customer Focus: Long-term, fixed contract employment and recurring business with new and longstanding customers Targeted Business: Specialty tonnage provides superior returns – 24% premium over average market rates in Q4 – 2018 Rate Environment: The Baltic Dry Index average was relatively flat quarter over quarter, but Pangaea’s TCE rates increased 15% quarter over quarter due to long-term COAs. (1) Per reported indices 6

FINANCIAL HIGHLIGHTS • 14% increase in net revenue, reflecting improvement in market fundamentals • Significant increase in working capital and operating cash flows • Strategic use of equity in owned vessels to raise cash for investment in high quality ships 7

SELECTED INCOME STATEMENT DATA (in thousands) Three months ended December 31, Year ended December 31, 2018 2017 2018 2017 (unaudited) (unaudited) (unaudited) (unaudited) Revenues: Voyage revenue $ 85,774 $ 86,075 $ 319,753 $ 337,683 Charter revenue 16,055 16,111 53,217 47,405 101,829 102,186 372,970 385,088 Expenses: Voyage expense 40,266 39,185 145,146 160,578 Charter hire expense 35,045 38,931 116,958 132,853 Vessel operating expenses 10,070 9,626 39,830 36,436 General and administrative 4,273 3,744 16,484 15,163 Depreciation and amortization 4,480 4,010 17,621 15,615 Loss on sale and leaseback of vessels - - 860 9,275 Total expenses 94,135 95,497 336,900 369,919 Income from operations 7,694 6,690 36,071 15,169 Total other expense, net (6,518) (2,167) (12,089) (6,068) Net income 1,177 4,523 23,982 9,101 Income attributable to noncontrolling interests (1,795) (501) (6,225) (1,288) Net (loss) income attributable to Pangaea Logistics Solutions Ltd. $ (618) $ 4,022 $ 17,757 $ 7,813 (1) Adjusted EBITDA $ 12,175 $ 10,700 $ 54,552 $ 40,058 1) Adjusted EBITDA is a non-GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and leaseback of vessel, and when applicable, loss on impairment of vessels and certain non-recurring items. 8

SELECTED BALANCE SHEET & CASH FLOW DATA (in thousands) December 31, 2018 December 31, 2017 Current Assets Cash and cash equivalents $ 53,615 $ 34,532 Accounts receivable, net 28,482 21,089 Other current assets 31,410 27,389 Total current assets 113,506 83,010 Restricted cash 2,500 4,000 Fixed assets, including leased vessels, net 337,468 336,287 Total assets$ 453,475 $ 423,297 Current liabilities Accounts payable, accrued expenses and other current liabilities $ 31,898 $ 29,181 Related party debt 2,878 7,010 Current portion long-term debt and capital lease obligations 25,493 20,765 Other current liabilities 18,781 13,054 Total current liabilties 79,049 70,010 Secured long-term debt and capital lease obligations, net 141,059 142,631 Total Pangaea Logistics Solutions Ltd. equity 161,688 145,351 Non-controlling interests 71,679 65,304 Total stockholders' equity 233,367 210,656 Total liabilities and stockholders' equity$ 453,475 $ 423,297 Cash flows for the years ended: December 31, 2018 December 31, 2017 Net cash provided by operating activities $ 40,135 $ 29,223 Net cash used in investing activities $ (17,510) $ (64,554) Net cash (used in) provided by financing activities $ (5,042) $ 45,439 9

TOTAL SHIPPING DAYS Capital Efficiency: Leveraged owned fleet by chartering-in market vessels Flexibility: Short-term charters allow us to react quickly and take advantage of arbitrage opportunities 10

PANGAEA TCE v. AVERAGE MARKET TCE $16,000 24% 30% 32% 21% $14,000 21% 15% $2,801 26% $2,440 $12,000 $3,187 $3,355 35% $1,605 16% $2,471 $10,000 $2,958 $1,367 $8,000 $6,000 $11,395 $11,559 $10,905 $10,662 $10,373 $9,351 $4,000 $8,578 $8,375 $2,000 $- Q1 - 2017 Q2 - 2017 Q3 - 2017 Q4 - 2017 Q1 - 2018 Q2 - 2018 Q3 - 2018 Q4 - 2018 Pangaea TCE $9,945 $11,333 $11,822 $12,510 $13,849 $13,728 $13,835 $14,360 Consistently outperforming against average Panamax and Supramax index *Average of the published Panamax and Supramax index net of commission 11

FINANCIAL PERFORMANCE Q1-2017 THROUGH Q4-2018



ADJUSTED EBITDA(1)
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18



TCE (2)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18

1) **Adjusted EBITDA** is a non-GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and leaseback of vessels, and when applicable, loss on impairment of vessels and certain non-recurring items.
2) **TCE** is defined as total revenues less voyage expenses divided by the number of shipping days, which is consistent with industry standards. TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in per-day amounts.

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ADJUSTED EARNINGS PER COMMON SHARE Adjusted EPS total of $0.81 since Q3 2017 Adjusted EPS (1) 0.20 0.18 0.16 0.14 0.12 0.10 0.08 0.06 0.04 0.02 - Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 (1) Adjusted earnings per share represents net income attributable to Pangaea Logistics Solutions Ltd. plus, when applicable, loss on sale and leaseback of vessel, loss on impairment of vessel, gains and losses on derivative instruments, and certain non-recurring charges, divided by the weighted average number of shares of common stock. 13